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                                                                      Exhibit 10

                      DRUEN, DIETRICH, REYNOLDS & KOOGLER
                                ATTORNEYS AT LAW
                                  [LETTERHEAD]



July 23, 1998


Nationwide Investing Foundation III
Three Nationwide Plaza, 26th Floor
Columbus, Ohio 43215

Re:  Nationwide Investing Foundation III
     Post-Effective Amendment No. 3
     SEC File Nos. 333-40455, 811-08495


Ladies and Gentlemen:

In connection with the filing of Post-Effective Amendment No. 3 to the Registration Statement for Nationwide Investing Foundation III (the "Amendment"), it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest of the Morley Capital Accumulation Fund, when issued for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

We hereby consent to the filing of this opinion as an exhibit to the Amendment.

Very truly yours,

/s/ DRUEN, DIETRICH, REYNOLDS & KOOGLER
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Druen, Dietrich, Reynolds & Koogler